Accuray Innovation Driven Growth Strategy 2021 J.P. Morgan Healthcare Conference January 14, 2021 Exhibit 99.1

Safe Harbor Statement Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: expectations regarding new product enhancements or offerings, including the expected timing of product launches and releases; our growth drivers, growth catalysts, and strategic priorities, including expectations and plans to execute upon such drivers, catalysts, and priorities; expectations regarding product differentiation; expectations regarding operating leverage; expectations regarding the radiotherapy and neurosurgery market opportunity, including any favorable market dynamics; expectations regarding our installed base, including expectations regarding replacement opportunity, upgrade opportunity, and service revenue; expectations related to the market opportunity in China and its ability to grow our business; expectations related to our joint venture in China; expectations regarding the trend toward ultra-hypofractionation and our ability to capitalize on those trends; our ability to continue to innovate and execute on our product roadmap; our ability to expand the addressable market of our products and drive share gain; expectations regarding the Radiation Oncology Alternative Payment Model as well as reimbursement trends and our ability to capitalize on the same; expectations regarding system revenue contributions from China; our belief that our products offer clinicians and patients significant benefits over other radiation therapy systems in the market; expectations regarding long-term market expansion opportunities; and our ability to drive enhanced shareholder return. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “may,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: the effects of the COVID-19 pandemic on our business, financial condition, results of operations or cash flows; our ability to achieve widespread market acceptance of our products, including new product offerings and improvements; our ability to develop new products or enhance existing products to meet customers’ needs and compete favorably in the market; our ability to effectively integrate and execute the joint venture; our ability to realize the expected benefits of the joint venture; risks and uncertainties related to future Type A and B license announcements in China; risks inherent in international operations; our ability to effectively manage our growth; our ability to maintain or increase our gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; our ability to meet the covenants under our credit facilities; our ability to convert backlog to revenue; and other risks identified under the heading “Risk Factors” in our quarterly report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2020, and as updated periodically with our other filings with the SEC. Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements. Medical Advice Disclaimer Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary. Forward Looking Statements This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing

Company Vision and Growth Strategy Market Dynamics and Long-Term Growth Catalysts Enabling Technology and Product Roadmap Q & A Agenda

To expand the curative power of radiation therapy to improve as many lives as possible. Our Vision

Strategy to Accelerate Long-Term Growth Trajectory

Reposition for Success → **Transform Culture and Begin Innovation Driven Growth** → **Accelerate Growth**

FY2018 - FY2019

- Enhanced leadership team
- Established China joint venture and awarded 50 out of 58 Type A licenses
- Reset cost structure to increase operating leverage
- Focused R&D investments to drive innovation pipeline

FY2020 - FY2021 Plan

- Developed strategic roadmap/ vision on key growth opportunities
- Differentiate Radixact with Synchrony® and ClearRT™, and CyberKnife® S7™, to win in market
- Execute China Type A revenue ramp
- Awarded additional 24 China Type A licenses (cumulative 82% win rate)
- Continue to build out our global infrastructure and operations

FY2022+ Plan

- Consistent cadence of new products and partnerships
- Expand addressable markets and drive share gain
- Drive additional growth and market share in China Type B opportunity
- Capitalize on operating leverage to drive greater profits and cash flows

Proprietary and Confidential Property of Accuray 5

VOLO™ NeuroCK ClearRT™ Adaptive TomoTherapy® China/Value FY21-23 Synchrony® Global Patent Portfolio1 472 Issued 129 Pending As of June 30, 2020, we held exclusive field of use licenses or ownership of approximately 472 U.S. and foreign patents, and approximately 129 U.S. and foreign patent applications. . Innovation Pipeline Innovate to Drive Market Penetration, Share Gain & IB Renewal Cadence of Annual Product Launches Over Next 3 Years

Favorable Market Dynamics and Long-Term Growth Catalysts Global Radiotherapy Market Overview China Market Opportunity and our Differentiated Strategy Treatment Modality Trend (SBRT vs. Conventional) RO-APM Update / How Accuray will Benefit

A Growing Addressable Market Underpenetrated Global Radiotherapy Market1 18 MILLION 50-60% 30% 21,8002 +7,700 +150% New Cases Of Cancer Worldwide In 2018 Of Cancer Patients Worldwide Would Benefit From Radiation Therapy Currently Receive Radiation Therapy Total Number Of Linacs Needed By 2035 Number Of New Linacs Needed To Meet Expected Demand For Radiation Therapy in 2035 Expected Increase In Number Of Patients Receiving Radiation Therapy By 2035 https://www.who.int/news-room/fact-sheets/detail/cancer; The Lancet Oncology Commission – “Expanding Global Access to Radiotherapy, Volume 16 September 2015 Edition Radiotherapy in Cancer Care: Facing the Global Challenge, IAEA 2017 21,800 includes 14,100 expected replacement systems and 7,700 new systems

2022E 2019 2020E 2021E 2,959 2023E 2024E 2025E 2026E 3,580 2,223 3,255 2,021 3,938 2,445 2,690 Premium/Type A Core /Type B Economy /Type B Chen W, et al. Cancer statistics in China, 2015 Set 2019 data as the base from Survey on the Basic Information of Personnel and Facilities of Radiotherapy in Chinese Mainland in 2019 Forecast Linac market unit growth rate ~10% to meet WHO’s guideline to have 3 Linac systems per million people at end of 2026. China: Unprecedented Long-Term Growth Opportunity China Market Opportunity by Segment (units)2,3 China Expected Cancer Incidence 4.3M annual new diagnosed1 2.5x the amount in the U.S. 12,000 / day China’s lack of access to Radiotherapy: Linac Installed Base by Country1 Recommend 10% CAGR

China Joint Venture

Accuray's Differentiated Strategy



"MADE IN CHINA 2025" INITIATIVE — Locally branded and manufactured product well-aligned with local policies

MARKET ACCESS — Broad JV commercial infrastructure and access to hospitals

UNIQUE POSITIONING — Competitive advantage as the only radiation therapy company with local Chinese partner

EXPANDS TYPE B OPPORTUNITY — Expand commercial strategy and portfolio to address large Type B market

Achievements

- Established July 2019 with CIRC as partner (49% Accuray / 51% CIRC)
- ~100 employees as of October 2020
- Manufacturing facility construction complete
- Customer Training Center activated

Future Milestones

- Manufacturing commencement of locally-branded product expected in ~15 months
- Expand to ~200 employees by FY23
- Type B product portfolio to expand market coverage in ~24 months

Proprietary and Confidential Property of Accuray
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U.S. Replacement Sale and Upgrade Opportunity Age of Accuray Installed Base Median age of total US radiation therapy installed base: ≥ 8 years1 82% of purchases are replacements1 New capabilities driving purchase decisions IMV 2019 Radiation Therapy Market Summary Report

IMV 2019 Radiation Therapy Market Summary Report; Radiation Oncology Alternative Payment Model Radiation Therapy system consolidation SBRT treatment demand increasing Reimbursement pressure Clinical evidence and guidelines Emerging Trend: Patient/provider impact due to COVID Treatment Systems -3.4% Patients Treated +13.1% Reimbursement Per Patient RO-APM Fractions Delivered -6.6% Macro Factors Driving SBRT Treatments in the U.S.1

Ultra-Hypofractionation Supports Shift From Volume to Value Real-time Delivery Adaptation Synchrony® tracks tumor motion and adjusts therapy delivery in real-time Diagnostic Quality Imaging ClearRT™ provides fast, diagnostic quality visualization with largest anatomical field of view  Improved Patient Outcomes Reduced toxicity, improved QOL and survival due to tighter margins Accuray’s innovative technologies have the potential to deliver more value

Enables Why Customers Choose Accuray Ultra-Precise, Radiation Therapy Planning and Delivery Platforms CyberKnife® Platform Robotic design SRS/SBRT Versatility across neuro and radiation oncology Helical imaging & delivery Broad patient treatment with SBRT growth Outcomes Quality of life Patient experience Differentiation TomoTherapy® Platform

Fast Warmup Intelligent Helical kVCT Imaging Quick Installation Helical Delivery Scalable Platform Synchrony® Real-Time Delivery Adaptation Connected Ultra-Precise Helical Delivery | Treats Simple to Complex

Conventional Methods Clinical Advantages Synchrony® on the Radixact® System Fast Beam ON throughout range of motion Slow Beam OFF much of the motion cycle (Gating) Compromised Wider margins compensate for slow speed (ITV) Precise Tighter margins enabled when beam follows the target Enables Ultra-Hypofractionation Deliver more dose to the target, in less time, with greater precision Prolongs Fractionation Less dose per fraction to spare surrounding healthy tissue Synchrony®

ClearRT™ Helical kVCT

FDA 510(k) Cleared on Radixact® System

Imaging Leadership

- Bringing diagnostic quality images into the RT workflow

Unmatched Flexibility

- Largest field-of-view (50cm) and scan length (up to 135cm)
- Fast 1-meter in 1-minute for long field registration
- No learning curve, familiar user interface
- Maintains MV imaging mode for those with metal implants
- Supports various applications (Synchrony®, Adaptive, Simulation/Planning)
- Remains affordable to the market

Unique Technology

- 15 patent disclosures submitted or in process, using the Radixact® System's unique slipring platform advantage

Unique Helical Platform Advantage

High Speed

Broad Imaging Beam
Moderate Scatter



High Quality

Narrow Imaging Beam
Low Scatter



Proprietary and Confidential Property of Accuray 17

Unique Advantages Over Other Imaging Modalities ClearRT™ Helical kVCT 1.35 Meters 18 Exceptional Spatial Resolution MR prone to geometric distortion Excellent uniformity and low noise across entire image Conebeam CT prone to scatter artifact Low-contrast anatomy such as skin, fat, and soft tissue easily visualized Porcine images courtesy of the University of Wisconsin-Madison, Department of Human Oncology Conebeam 20cm 1.35 Meters

Fast Treatment Delivery Flexible Dose Sculpting Fast Treatment Planning Unique Robotic Platform Moving or Stationary Targets Dose Minimization To Organs At Risk Industry-Leading Precision | Confident, Effective SRS And SBRT Treatment Delivery

CyberKnife® S7™ System

Neuro Package

Neuro Package
In Development

- **Frameless or Frame-Based[1]**
  Choose based upon clinical need; maintain familiarity to those transitioning from other delivery systems
- **Neuro Treatment Planning through Brainlab Partnership**
  Integrates workflows and planning conventions recognized by neurosurgeons
- **Oligometastatic Treatment**
  Ability to treat multifocal disease with greater efficiency
- **Collimation**
  Tailored to common craniospinal neurosurgical case demands
- **Aging Gamma Knife Replacement Opportunity**
  Provides full cranio-spinal neurosurgery capability without Cobalt source



1. Frame-based Neuro Technology is under development - This does not reflect a commitment to deliver products, software, features, functionality, or upgrades, and should not be relied upon in making purchasing decisions.

Proprietary and Confidential Property of Accuray 20

Operating Earnings and Installed Base Recent Trends Improving Fundamentals and Growing Installed Base Operating Leverage Growing Installed Base 582 932 5.4% CAGR Operating leverage expected to drive long-term profitability growth and continued investments in innovation Growing installed base provides steady, recurring annual service revenue

Execution is our top priority Absolute Focus on Value Creation REVENUE GROWTH CATALYSTS OPERATING LEVERAGE VALUATION Anticipated long-term revenue growth catalysts create foundation for strong returns Operating leverage expected to drive accelerated profitability and free cashflow growth >80% EV/Sales discount 1 to comparable group provides compelling long-term return opportunity ENHANCED SHAREHOLDER RETURN Data as of January 4, 2021. Refer to Appendix 1. ENABLE

Q&A

Appendix 1 EV/Sales Trading Discount to Comparable Group As of January 4, 2021